MERRILL LYNCH
FUND FOR
TOMORROW, INC.








FUND LOGO








Quarterly Report

October 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Fund For Tomorrow, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FUND FOR TOMORROW, INC.


Concept Sectors

As a Percentage of Net Assets
As of October 31, 1996


Pie graph depicting Concept Sectors As a Percentage of Net Assets
As of October 31, 1996

Computer Technologies                       6.6%
Demographic Trends                          6.1%
Developing Foreign Economies                3.3%
Future Retailing                            2.9%
Global Market Expansion                     9.9%
Healthcare Cost Containment                17.8%
Industrial Outsourcing                      2.7%
Industrial Renaissance                      9.6%
Multimedia                                  4.6%
Next Generation Technology                  6.4%
Strategic Growth Opportunities              5.6%
Telecommunications                         12.0%

Growth Stock Characteristics as of October 31, 1996

% of
Equity
Holdings


Bar graph depicting Growth Stock Characteristics as of October 31, 1996 as a % of Equity Holdings:

Emerging Growth                             9.4%           8.3%
Established Growth                         19.1%          17.8%
Stable Growth                              25.5%          19.9%



DEAR SHAREHOLDER


Investor perceptions regarding the direction of the US economy shifted over the course of the three-month period ended October 31, 1996. As the quarter began, concerns of an overheating economy and spiraling inflation dominated the financial markets as investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. However, as it became apparent that inflationary pressures were still under control--and when the Federal Reserve Board did not tighten monetary policy at its September 24 meeting--the investment outlook became more positive. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product growth is slowing, labor-cost pressures are subsiding, consumer confidence is easing, and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

Portfolio Strategy
Generally favorable economic conditions throughout the quarter ended October 31, 1996 enabled equity markets to stage a broad recovery from the weakness experienced in the previous quarter. Economic growth continued along a path of moderation, accompanied by well-controlled inflation and stable interest rates. In addition, while corporate earnings growth slowed and companies' results varied widely, most companies continued to display positive trends. The combination of these elements served to largely alleviate investor concerns about a seemingly mature business cycle and the risks associated with a lengthy period of rising stock prices.

The unmanaged Standard and Poor's 500 Composite Index achieved record highs late in the quarter ended October 31, 1996, finishing with a total return of +10.85% for the quarter. The smaller-capitalization stocks of the unmanaged NASDAQ Industrials Index also recovered most of their decline from the previous quarter, showing a total return of +9.08%. Total returns for the Fund's Class A, Class B, Class C and Class D Shares for the October quarter were +6.47%, +6.19%, +6.22% and +6.44%, respectively. (Results shown do not reflect sales charges and would be lower if charges were included. For complete performance information, see pages 4--6 of this report to shareholders.)

At the beginning of the October quarter, we became concerned about the potential for higher volatility in aggressive growth stocks and a scarcity of value opportunities among quality growth companies. Therefore, we proceeded to adjust our investment activities toward a slightly more defensive position by reducing some of the Fund's more aggressive, higher-risk holdings that could be vulnerable in a cautious stock market environment. In addition, we allowed cash reserves to remain at an above-average level of approximately 12.5% of total net assets throughout the quarter. While the near-term effect of this strategy negatively impacted performance, we believed that the reduction of risk within the portfolio was appropriate.

Investment activity during the quarter ended October 31, 1996 included the purchase of several new stocks that were based primarily upon company-specific factors. For example, we added to the Fund's computer technologies concept with investments in Sun Microsystems, Inc. and Seagate Technology, Inc. These two companies are leaders in work station computing and disk drive components, respectively. In addition, Sun Microsystems, Inc. is rapidly developing products that could be in the forefront of the internet revolution. The share prices of both companies declined sharply during the July quarter's weakness in technology issues, and provided us with an attractive buying opportunity.

Anticipating an upturn in department store sales and a potential turnaround in profits for Nordstrom Inc., whose stock also had declined to attractive levels, we added it to the Fund's portfolio. However, our purchase of Abercrombie & Fitch Co. was primarily based on the company's growth prospects within a market niche of casual apparel. Other companies added to the Fund's portfolio included Harman International Industries Inc., a producer of automobile audio equipment, and Voice Control Systems Inc., a leader in speech recognition technology.

Our review of investment performance during the October quarter revealed several major contributing factors. On a broader basis, most larger-capitalized stocks in the portfolio showed price appreciation in line with or better than the stock market indexes. Characteristic of the stock market as a whole, there seemed to be little sector leadership with the possible exceptions of technology and healthcare. With the help of recent additions to the Fund's computer technologies concept, this group made a positive contribution to the Fund's total return for the October quarter. In particular, COMPAQ Computer Corp., Seagate Technology, Inc., and International Business Machines Corp. appreciated well in excess of the stock market as a whole. The Fund's holdings within the healthcare concept continued their strong price performance of the July quarter and, as a group, showed above-average appreciation. In general, smaller-capitalized holdings tended to underperform during the quarter ended October 31, 1996.

Thus far in fiscal year 1996, stock prices have reacted positively to a favorable economic environment and generally positive earnings reports. However, companies with high, longer-term growth potentials, which experienced interim earnings disappointments, often suffered because of their increased uncertainty and lower degree of earnings visibility.

During the October quarter, the Fund was adversely impacted by weakness in several of its more aggressive holdings, primarily within its next generation technology concept, but also among other emerging growth issues as well. The most notable casualty during the October quarter was our holding of Molten Metal Technology, Inc., which declined sharply when the Department of Energy significantly reduced its research and development funding for the company's revolutionary hazardous waste technology. While we believe the effectiveness and future commercialization of this company's products have not diminished, near-term earnings will be reduced.

Other short-term earnings disappointments involved our holdings of Inter-Tel Inc. and Toolex-Alpha N.V. These companies, which are involved in telecommunications and compact disc manufacturing, respectively, have outstanding long-term growth prospects, but reported near-term earnings disappointments. The Fund's holdings in telecommunications companies were also negatively impacted by uncertainty over the competitive aspects of various technologies. As noted in previous shareholder letters, we emphasize investments within a long-term thematic framework that possess high-growth potentials that may not be recognized in the short term. While the current environment of investor caution may not favor such investments, we remain convinced that these stocks should provide superior appreciation potential over the long term.

In Conclusion
Looking ahead, we are optimistic about continued moderate strength in the economy in a low inflation, stable interest rate environment. With this backdrop, we believe the equity markets will continue to offer attractive investment opportunities. However, despite recently favorable results, the outlook for corporate earnings is somewhat less certain as competitive pressures and smaller productivity gains could depress profit margins. Coupled with more intense investor sensitivity to disappointing earnings reports, we would expect these factors to cause considerable volatility in share prices, which underscores the necessity of individual stock selectivity over the upcoming months. Because more predictable earnings provide better appreciation potential and greater interim stock price stability in this environment, our investment activities will emphasize a combination of visible earnings growth and reasonable share price values.

We appreciate your ongoing interest in Merrill Lynch Fund For
Tomorrow, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent P. Dileo)
Vincent P. Dileo
Vice President and Portfolio Manager

November 27, 1996



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        + 9.82%        + 4.05%
Five Years Ended 9/30/96                  +11.48         +10.29
Inception (10/26/88)
through 9/30/96                           +11.95         +11.19

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                        + 8.69%        + 4.69%
Five Years Ended 9/30/96                  +10.32         +10.32
Ten Years Ended 9/30/96                   +10.61         +10.61

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                        + 8.60%        + 7.60%
Inception (10/21/94)
through 9/30/96                           +16.99         +16.99

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        + 9.60%        + 3.85%
Inception (10/21/94)
through 9/30/96                           +18.25         +15.01

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                    Net Asset Value       Capital Gains    Dividends
Period Covered                    Beginning    Ending      Distributed       Paid*       % Change**
10/26/88--12/31/88                 $16.05      $14.08        $1.471         $0.134        - 2.21%
1989                                14.08       16.85         1.035          0.409        +30.13
1990                                16.85       14.92         0.371          0.401        - 6.98
1991                                14.92       16.71         2.199          0.553        +32.23
1992                                16.71       16.37         0.679          0.612        + 6.12
1993                                16.37       15.85         1.920          0.308        +11.42
1994                                15.85       13.66         0.705          0.258        - 7.47
1995                                13.66       15.84         1.354          0.195        +27.39
1/1/96--10/31/96                    15.84       17.27          --            0.109        + 9.71
                                                             ------         ------
                                                       Total $9.734   Total $2.979

                                             Cumulative total return as of 10/31/96:     +139.32%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                    Net Asset Value       Capital Gains    Dividends
Period Covered                    Beginning    Ending      Distributed       Paid*       % Change**
3/5/84--12/31/84                   $10.00      $10.98          --           $0.130        +11.12%
1985                                10.98       13.37       $ 0.250          0.130        +25.75
1986                                13.37       15.18         0.080          0.100        +14.90
1987                                15.18       12.98         1.441          0.163        - 5.09
1988                                12.98       14.07         1.555          0.201        +22.09
1989                                14.07       16.85         1.035          0.227        +28.88
1990                                16.85       14.92         0.371          0.235        - 7.96
1991                                14.92       16.70         2.199          0.374        +30.79
1992                                16.70       16.37         0.679          0.438        + 5.07
1993                                16.37       15.77         1.920          0.217        +10.27
1994                                15.77       13.45         0.705          0.243        - 8.45
1995                                13.45       15.40         1.354          0.195        +26.08
1/1/96--10/31/96                    15.40       16.64          --            0.109        + 8.75
                                                             ------         ------
                                                      Total $11.589   Total $2.762

                                             Cumulative total return as of 10/31/96:     +319.75%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                    Net Asset Value       Capital Gains    Dividends
Period Covered                    Beginning    Ending      Distributed       Paid*       % Change**
10/21/94--12/31/94                 $14.08      $13.39        $0.157         $0.059        - 3.32%
1995                                13.39       15.33         1.354          0.195        +26.12
1/1/96--10/31/96                    15.33       16.56          --            0.109        + 8.73
                                                             ------         ------
                                                       Total $1.511   Total $0.363

                                              Cumulative total return as of 10/31/96:     +32.58%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                    Net Asset Value       Capital Gains    Dividends
Period Covered                    Beginning    Ending      Distributed       Paid*       % Change**
10/21/94--12/31/94                 $14.26      $13.65        $0.157         $0.059        - 2.71%
1995                                13.65       15.79         1.354          0.195        +27.11
1/1/96--10/31/96                    15.79       17.18          --            0.109        + 9.49
                                                             ------         ------
                                                       Total $1.511   Total $0.363

                                              Cumulative total return as of 10/31/96:     +35.40%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results
                                                                                          12 Month   3 Month
                                                           10/31/96   7/31/96  10/31/95   % Change   % Change
ML Fund For Tomorrow, Inc. Class A Shares*                  $17.27    $16.22    $16.65   + 8.80%(1)   + 6.47%
ML Fund For Tomorrow, Inc. Class B Shares*                   16.64     15.67     16.24   + 7.62(1)    + 6.19
ML Fund For Tomorrow, Inc. Class C Shares*                   16.56     15.59     16.17   + 7.59(1)    + 6.22
ML Fund For Tomorrow, Inc. Class D Shares*                   17.18     16.14     16.60   + 8.58(1)    + 6.44
Standard & Poor's 500 Index**                               705.27    639.95    581.50   +21.28       +10.21
NASDAQ Industrial Index**                                 1,076.64    987.06    940.80   +14.44       + 9.08
ML Fund For Tomorrow, Inc. Class A Shares--Total Return*                                 +10.75(2)    + 6.47
ML Fund For Tomorrow, Inc. Class B Shares--Total Return*                                 + 9.60(2)    + 6.19
ML Fund For Tomorrow, Inc. Class C Shares--Total Return*                                 + 9.58(2)    + 6.22
ML Fund For Tomorrow, Inc. Class D Shares--Total Return*                                 +10.53(2)    + 6.44
Standard & Poor's 500 Index--Total Return**                                              +24.07       +10.85

  *Investment results do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.788 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.304 per share ordinary income dividends and $0.788 per share capital gains distributions.

SCHEDULE OF INVESTMENTS
                               Shares                                                             Percent of
Concept Tomorrow                Held                 Stocks                 Cost         Value    Net Assets

Computer Technologies
Personal Computers             150,000  COMPAQ Computer Corp.           $  5,445,438  $ 10,443,750    2.7%
Components                      50,000  Seagate Technology, Inc.           2,750,475     3,337,500    0.9
Systems                        300,000  Silicon Graphics, Inc.            11,151,240     5,550,000    1.4
Systems                        100,000  Sun Microsystems, Inc.             5,396,880     6,087,500    1.6
                                                                        ------------  ------------  ------
                                                                          24,744,033    25,418,750    6.6

Demographic Trends

Medical Devices                100,000  Biomet, Inc.                       1,534,375     1,600,000    0.4
Healthcare                     100,000  HEALTHSOUTH Corp.                  3,537,000     3,750,000    1.0
Leisure & Entertainment         50,000  Harrah's Entertainment,Inc.        1,235,976       837,500    0.2
Healthcare                     100,000  Living Centers of America,
                                        Inc.                               3,353,090     2,337,500    0.6
Healthcare                     110,000  Patterson Dental Co., Inc.         2,815,625     3,080,000    0.8
Pollution Technology           450,000  Philip Environmental Inc.
                                        (ADR)*                             3,514,252     4,668,750    1.2
Insurance                      150,000  Torchmark Corp.                    6,152,112     7,256,250    1.9
                                                                        ------------  ------------  ------
                                                                          22,142,430    23,530,000    6.1

Developing Foreign Economies

Telecommunications           3,000,000  CPT Telefonica Del Peru
                                        Pacifico S.A.                      5,895,366     6,363,636    1.7
Telecommunications                 900  Korea Mobile
                                        Telecommunication Corp.              533,107       446,614    0.1
Specialty Services           1,000,000  National Mutual Asia Ltd.            940,132       840,717    0.2
Building Materials             200,000  Royal Plastic Group Ltd.           1,866,878     3,728,839    1.0
Electronics                     25,384  Samsung Electronics Company
                                        (GDR)**                            2,600,629     1,167,664    0.3
Electronics                      7,650  Samsung Electronics Company
                                        (New Shares) (GDR)**                 679,371       263,925    0.0
                                                                        ------------  ------------  ------
                                                                          12,515,483    12,811,395    3.3

Future Retailing

Specialty Retail                22,000  Abercrombie & Fitch Co.              352,000       484,000    0.1
Specialty Retail                23,000  Harvey Nichols PLC                    93,771       125,330    0.0
Specialty Retail               100,000  Nordstrom Inc.                     3,912,500     3,600,000    1.0
Specialty Retail               200,000  Oakley, Inc.                       4,725,175     2,975,000    0.8
Specialty Retail               288,900  OfficeMax, Inc.                    2,872,100     3,900,150    1.0
                                                                        ------------  ------------  ------
                                                                          11,955,546    11,084,480    2.9

Global Market Expansion

Cosmetics                      174,400  Avon Products, Inc.                6,259,222     9,461,200    2.5
Food & Beverage                100,000  ConAgra Inc.                       3,826,115     4,987,500    1.3
Machinery                       10,000  Kubota Corp. (ADR)*                1,285,600     1,130,000    0.3
Machinery                       50,000  Makita Corp. (ADR)*                  796,875       681,250    0.2
Food & Beverage                160,000  PepsiCo, Inc.                      2,644,800     4,740,000    1.2
Electronics                    200,000  Philips Electronics N.V.
                                        (ADR)*                             8,214,486     7,050,000    1.8
Household Products              50,000  The Procter & Gamble Company       4,593,926     4,950,000    1.3
Transportation                 300,000  Tranz Rail Holdings, Ltd.
                                        (ADR)*                             4,071,663     4,837,500    1.3
                                                                        ------------  ------------  ------
                                                                          31,692,687    37,837,450    9.9


SCHEDULE OF INVESTMENTS (continued)
                               Shares                                                             Percent of
Concept Tomorrow                Held                 Stocks                 Cost         Value    Net Assets

Healthcare Cost Containment
Pharmaceuticals                 50,000  Astra AB (ADR)*                 $  1,781,250  $  2,293,750    0.6%
Medical Devices                100,000  Boston Scientific Corp.            4,133,851     5,437,500    1.4
Pharmaceuticals                100,000  Bristol-Myers Squibb Co.           7,907,000    10,575,000    2.8
Pharmaceuticals                100,000  Lilly (Eli) and Company            4,572,100     7,050,000    1.8
Pharmaceuticals                100,900  Merck & Co., Inc.                  4,001,062     7,479,213    1.9
Information Services           240,000  Phamis, Inc.                       4,407,503     3,600,000    0.9
Information Services           300,000  Physician Computer Network,
                                        Inc.                               3,074,250     2,662,500    0.7
Pharmaceuticals                 50,000  Sandoz AG (ADR)*                   1,942,188     2,900,000    0.8
Pharmaceuticals                274,400  Schering-Plough Corp.              3,180,566    17,561,600    4.6
Pharmaceuticals                100,000  Sequus Pharmaceuticals, Inc.       1,734,998     1,387,500    0.4
Medical Devices                100,000  United States Surgical Corp.       6,799,013     4,187,500    1.1
Medical Services               100,000  Vencor, Inc.                       3,194,630     2,962,500    0.8
                                                                        ------------  ------------  ------
                                                                          46,728,411    68,097,063   17.8

Industrial Outsourcing

Specialty Services               5,000  Adecco S.A. (b)                    1,159,631     1,409,401    0.4
Specialty Services             100,000  Greenwich Air Services Inc.
                                        (Class A)                          1,113,428     2,175,000    0.6
Specialty Services             100,000  Greenwich Air Services Inc.
                                        (Class B)                          1,165,198     1,675,000    0.4
Specialty Services              47,028  National Data Corporation (a)      2,127,181     1,934,027    0.5
Specialty Services             150,000  Olsten Corp.                       3,190,200     3,000,000    0.8
                                                                        ------------  ------------  ------
                                                                           8,755,638    10,193,428    2.7

Industrial Renaissance

Automotive                     129,580  Chrysler Corp.                     2,560,540     4,357,127    1.1
Transportation                  75,000  Delta Air Lines, Inc.              5,782,613     5,315,625    1.4
Automotive                     100,000  Ford Motor Co.                     2,295,190     3,125,000    0.8
Automotive                     100,000  General Motors Corp.               4,190,900     5,387,500    1.4
Information Systems            100,000  International Business
                                        Machines Corp.                     5,658,500    12,900,000    3.4
Oil Refining                   100,000  Tosco Corp.                        5,003,903     5,612,500    1.5
                                                                        ------------  ------------  ------
                                                                          25,491,646    36,697,752    9.6

Multi-Media

Broadcasting Services          150,000  Carlton Communications PLC
                                        (ADR)*                             5,123,125     6,112,500    1.6
Components                      30,100  Harman International
                                        Industries Inc.                    1,510,869     1,546,387    0.4
Information Services           400,000  OzEmail, Ltd. (ADR)*               4,632,341     2,600,000    0.7
Components                      50,000  Toolex-Alpha N.V. (NY
                                        Registered Shares)                 1,050,000       437,500    0.1
Publishing Services            300,000  World Color Press Inc.             5,906,000     6,712,500    1.8
                                                                        ------------  ------------  ------
                                                                          18,222,335    17,408,887    4.6

Next Generation Technology

Electronics                    146,500  Affinity Technology Group,
                                        Inc.                               1,391,750     1,062,125    0.3
Semiconductors                 182,600  Gasonics International Corp.       2,303,368     1,278,200    0.3
Pollution Technology           300,000  Molten Metal Technology, Inc.      5,221,520     3,975,000    1.0
Medical Devices                 70,000  Neuromedical Systems Inc.          1,050,000     1,181,250    0.3
Environmental Equipment        119,400  Thermo Ecotek Corp.                1,281,614     1,805,925    0.5
Multi-Industry                 155,000  Thermo Electron Corp.              2,617,778     5,657,500    1.5
Medical Devices                 48,000  ThermoLase Corp.                   1,212,000       942,000    0.3
Medical Devices                100,000  ThermoSpectra Corp.                1,547,300     1,312,500    0.3
Medical Devices                100,000  Thermotrex Corp.                   1,586,723     3,550,000    0.9
Components                     250,000  Voice Control Systems Inc.         1,446,537     1,625,000    0.4
Electronics                    150,000  Whittaker Corp.                    2,966,998     2,118,750    0.6
                                                                        ------------  ------------  ------
                                                                          22,625,588    24,508,250    6.4

SCHEDULE OF INVESTMENTS (concluded)
                               Shares                                                             Percent of
Concept Tomorrow                Held                 Stocks                 Cost         Value    Net Assets

Strategic Growth Opportunities
Pharmaceuticals                100,000  American Home Products
                                        Corp.                           $  3,875,049  $  6,125,000    1.6%
Leisure & Entertainment        100,000  Galoob (Lewis) Toys, Inc.          1,385,890     2,687,500    0.7
Specialty Services             100,000  Household International,
                                        Inc.                               6,712,565     8,850,000    2.3
Leisure & Entertainment        125,000  Mattel, Inc.                       2,232,740     3,609,375    1.0
                                                                        ------------  ------------  ------
                                                                          14,206,244    21,271,875    5.6

Telecommunications

Components                     100,000  Andrew Corp.                       2,973,417     4,862,500    1.3
Wireless Cable Television      150,000  CellularVision USA, Inc.           2,270,000     1,012,500    0.3
Telecommunications             250,000  Inter-Tel Inc.                     3,075,112     3,781,250    1.0
Wireless Communication         210,000  InterCel, Inc.                     3,540,000     3,412,500    0.9
Telecommunications             150,000  MCI Communications Corp.           3,895,310     3,750,000    1.0
Paging Services                305,000  Metrocall, Inc.                    4,988,845     1,601,250    0.4
Components                     349,400  Nokia Corp. AB (ADR)*             12,108,398    16,203,425    4.2
Wireless Communication         200,000  Palmer Wireless, Inc.              2,984,487     2,850,000    0.7
Telecommunications             150,000  Portugal Telecom S.A. (ADR)*       3,514,576     3,881,250    1.0
Telecommunications             100,000  Vodafone Group PLC (ADR)*          3,643,500     3,862,500    1.0
Wireless Communication          45,000  Western Wireless Corp.
                                        (Class A)                          1,057,500       742,500    0.2
                                                                        ------------  ------------  ------
                                                                          44,051,145    45,959,675   12.0

                                        Total Stocks                     283,131,186   334,819,005   87.5

                                Face
                               Amount      Short-Term Securities

Commercial                 $11,930,000  General Electric Capital
Paper***                                Corp., 5.56% due 11/01/1996       11,930,000    11,930,000    3.1
                             6,000,000  IBM Credit Corp., 5.24%
                                        due 12/19/1996                     5,958,080     5,958,080    1.6
                            10,000,000  Lucent Technologies, Inc.,
                                        5.24% due 12/16/1996               9,934,500     9,934,500    2.6
                            10,000,000  Morgan (J.P.) & Company,
                                        Inc., 5.39% due 11/08/1996         9,989,519     9,989,519    2.6
                             5,000,000  Preferred Receivables
                                        Funding Corp., 5.26% due
                                        12/02/1996                         4,977,353     4,977,353    1.3
                                                                        ------------  ------------  ------
                                                                          42,789,452    42,789,452   11.2

US Government &              5,000,000  Federal National Mortgage
Agency Obligations***                   Association, 5.17% due
                                        12/06/1996                         4,974,868     4,974,868    1.3

                                        Total Short-Term Securities       47,764,320    47,764,320   12.5

Total Investments                                                       $330,895,506   382,583,325  100.0
                                                                        ============
Liabilities in Excess of Other Assets                                                       (1,911)   0.0
                                                                                      ------------  ------
Net Assets                                                                            $382,581,414  100.0%
                                                                                      ============  ======

Net Asset           Class A--Based on net assets of $43,270,762 and
Value:                       2,505,316 shares outstanding                             $      17.27
                                                                                      ============
                    Class B--Based on net assets of $107,065,528 and
                             6,433,054 shares outstanding                             $      16.64
                                                                                      ============
                    Class C--Based on net assets of $8,986,538 and
                             542,739 shares outstanding                               $      16.56
                                                                                      ============
                    Class D--Based on net assets of $223,258,586 and
                             12,997,358 shares outstanding                            $      17.18
                                                                                      ============

  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Formerly CIS Technologies, Inc.
(b)Formerly ADIA S.A.



PORTFOLIO INFORMATION


For the Quarter Ended October 31, 1996

                                     Percent of
Ten Largest Equity Holdings          Net Assets

Schering-Plough Corp.                    4.6%
Nokia Corp. AB (ADR)                     4.2
International Business Machines Corp.    3.4
Bristol-Myers Squibb Co.                 2.8
COMPAQ Computer Corp.                    2.7
Avon Products, Inc.                      2.5
Household International, Inc.            2.3
Merck & Co., Inc.                        1.9
Torchmark Corp.                          1.9
Philips Electronics N.V. (ADR)           1.8

 Additions

 Abercrombie & Fitch Co.
 Harman International
  Industries Inc.
 Nordstrom Inc.
*SRS Labs, Inc.
*Sabre Group Ltd.
 Seagate Technology, Inc.
 Sun Microsystems, Inc.
*United Auto Group, Inc.
 Voice Control Systems Inc.

 Deletions

 Boston Technology, Inc.
 CAI Wireless Systems, Inc.
 CUC International, Inc.
 Cementos Norte Pacasmayo S.A.
 Champion Technology
  Holdings Ltd.
 Consorcio Alimentos Fabril
  Pacifico S.A.
 Geotek Communications, Inc.
 Indigo N.V. (ADR)
 MFS Communications Co., Inc.
 Party City Corporation
*SRS Labs, Inc.
*Sabre Group Ltd.
*United Auto Group, Inc.
 Viacom, Inc. (Class B)

[FN]
*Added and deleted in the same quarter.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A.Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Vincent P. Dileo, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863